Exhibit (d)(3)(C)
AMERICAN BEACON FUNDS
AMERICAN BEACON MILEAGE FUNDS
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON MASTER TRUST
AMENDMENT TO
ADMINISTRATION AGREEMENT
     The attached amended Schedule A is hereby incorporated into the Administration Agreement (“Agreement”) dated September 12, 2008, as amended, by and among the American Beacon Funds, the American Beacon Mileage Funds, the American Beacon Select Funds and the American Beacon Master Trust, each a Massachusetts business trust (each a “Trust”), and American Beacon Advisors, Inc., a Delaware corporation (“ABA”).
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.
Dated: July 24, 2009
AMERICAN BEACON FUNDS
AMERICAN BEACON MILEAGE FUNDS
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON MASTER TRUST

/s/ Rosemary K. Behan
Name:	Rosemary K. Behan
Title:	Vice President & Secretary

AMERICAN BEACON ADVISORS, INC.
/s/ William F. Quinn
Name:	William F. Quinn
Title:	Executive Chairman

AMENDED
SCHEDULE A
Administrative Services Fees
A. American Beacon Funds
     As compensation pursuant to Paragraph 9 of the Administration Agreement for services rendered pursuant to such Agreement, the American Beacon Funds shall pay to the ABA a fee, computed daily and paid monthly, at the following annual rates as a percentage of each Fund’s average daily net assets:

1. Balanced Fund
Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Advisor Class Shares	0.30%
AMR Class Shares	0.05%

2. Emerging Markets Fund
Institutional Class Shares	0.30%
Investor Class Shares	0.30%
AMR Class Shares	0.05%

3. Enhanced Income Fund
Investor Class Shares	0.30%

4. High Yield Bond Fund
Institutional Class Shares	0.30%
Investor Class Shares	0.30%
AMR Class Shares	0.05%

5. Intermediate Bond Fund
Institutional Class Shares	0.05%
Investor Class Shares	0.30%

6. International Equity Fund
Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Advisor Class Shares	0.30%
AMR Class Shares	0.05%
Retirement Class Shares	0.30%
Y Class Shares	0.30%

7. International Equity Index Fund
Institutional Class Shares	0.10%

8. Large Cap Growth Fund
Institutional Class Shares	0.30%
AMR Class Shares	0.05%

9. Large Cap Value Fund
Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Advisor Class Shares	0.30%
AMR Class Shares	0.05%
Retirement Class Shares	0.30%
Y Class Shares	0.30%

10. Mid-Cap Value Fund
Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Advisor Class Shares	0.30%
AMR Class Shares	0.05%

11. S&P 500 Index Fund
Institutional Class Shares	0.10%
Investor Class Shares	0.30%

12. Short-Term Bond Fund
Institutional Class Shares	0.05%
Investor Class Shares	0.30%

13. Small Cap Index Fund
Institutional Class Shares	0.10%

14. Small Cap Value Fund
Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Advisor Class Shares	0.30%
AMR Class Shares	0.05%
Retirement Class Shares	0.30%
Y Class Shares	0.30%

15. Treasury Inflation Protected Securities Fund
Institutional Class Shares	0.15%
Investor Class Shares	0.15%
     To the extent and for such periods of time that any of the American Beacon Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company pursuant to a master-feeder arrangement, then the fee payable by such Fund pursuant to the foregoing fee schedule shall be reduced by 0.05% with respect to the International Equity Index Fund, the S&P 500 Index Fund and the Small Cap Index Fund.
B. American Beacon Mileage Funds
     As compensation pursuant to Paragraph 9 of the Administration Agreement for services rendered pursuant to such Agreement, the American Mileage Funds shall pay to the ABA a fee, computed daily and paid monthly, at the following annual rates as a percentage of each Fund’s average daily net assets:
1. Money Market Fund

Mileage Class Shares	0.11%
     To the extent and for such periods of time that any of the American Beacon Mileage Funds invests all of its investable assets (i.e., securities and cash) in another registered investment company pursuant to a master-feeder arrangement, then the fee payable by such Fund pursuant to the foregoing fee schedule shall be reduced by 0.01%.
C. American Beacon Select Funds
     As compensation pursuant to Paragraph 9 of the Administration Agreement for services rendered pursuant to such Agreement, the American Beacon Select Funds shall pay to the ABA a fee, computed daily and paid monthly, at the following annual rates as a percentage of each Fund’s average daily net assets:

1. Money Market Select Fund
Select Class Shares	0.01%

2. U.S. Government Money Market Select Fund
Select Class Shares	0.01%
     To the extent and for such periods of time that any of the American Beacon Select Funds invests all of its investable assets (i.e., securities and cash) in another registered investment company pursuant to a master-feeder arrangement, then the fee payable by such Fund pursuant to the foregoing schedule shall be reduced by 0.01%.

     D. American Beacon Master Trust
     As compensation pursuant to Paragraph 9 of the Administration Agreement for services rendered pursuant to such Agreement, the American Beacon Master Trust shall pay to the ABA a fee, computed daily and paid monthly, at the following annual rates as a percentage of each Portfolio’s average daily net assets:

1. Money Market Portfolio	0.01%
Dated: July 24, 2009